Employee Benefit Plan, Statement of Net Asset Available for Benefit (Statement) - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Plan's interest in Master Trust at fair value	$ 38,554	$ 30,480
Plan's interest in Master Trust at contract value	4,873	4,093
Plan's interest in Master Trust	43,427	34,573
Notes receivable from participants	3,477	2,923
Total receivables	3,477	2,923
Net assets available for benefits	$ 46,904	$ 37,496